UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011 lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue Vancouver, British Columbia Canada V6J 1C7
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 732-6124

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 28, 2011, lululemon athletica inc. (the “Company”) issued a press release announcing the approval by its Board of Directors of a two-for-one stock split of the Company’s common stock and special voting stock, subject to stockholder approval. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Board of Directors Approves a Two-For-One Stock Split.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
Dated: March 28, 2011	/s/ John E. Currie
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “lululemon athletica inc. Board of Directors Approves a Two-For-One Stock Split.”